EXHIBIT 99.02

PRO-FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

OF

NOHO, INC. (WYOMING CORPORATION) AND

DOLCE BEVUTO, INC. (NEVADA CORPORATION)

INDEX	F-1
Pro-Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2013, with Pro-forma Adjustments and Pro-Forma Consolidated	F-2
Pro-Forma Consolidated Statement of Operations for the Year Ended December 31, 2012, with Pro-forma Adjustments and Pro-Forma Consolidated	F-3
Notes to Pro-Forma Condensed Consolidated Financial Statements	F-4

F-1

NOHO, INC

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013

(unaudited)

	Noho, Inc.	Dolce Bevuto, Inc.
	(Wyoming Corp)	(Nevada Corp)
	For the six months ended	For the six months ended	Pro-Forma		Pro-Forma
	June 30, 2013	June 30, 2013	Adjustments		Consolidated

Revenue	$ -	$ 277,978	$ -		$ 277,978
Cost of sales	-	281,835			281,835

Gross profit	-	(3,857)	-		(3,857)

Operating expenses:
Executive compensation	-	187,900	-		187,900
Stock-based compensation - executive	-	-	-		-
Stock-based compensation - professional	-	-	-		-
Contract labor	-	289,001	-		289,001
Amortization and depreciation	-	9,547	-		9,547
General and administrative expenses	67,201	449,064	(67,201)	(1)	449,064
Total expenses	67,201	935,512	(67,201)		935,512

Loss from continuing operations	(67,201)	(939,369)	67,201		(939,369)

Other income (expense):
Interest income	-	-	-		-
Interest expense	(16,608)	-	16,608	(1)	-
Interest expense - related party	-	(80,892)	-		(80,892)
Loss on sale of asset	-	-	-		-
Total other expense	(16,608)	(80,892)	16,608		(80,892)

Net (loss)	$ (83,809)	$ (1,020,261)	$ 83,809		$ (1,020,261)

F-2

NOHO, INC

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

(unaudited)

	Noho, Inc.	Dolce Bevuto, Inc.
	(Wyoming Corp)	(Nevada Corp)
	For the year ended	For the year ended	Pro-Forma		Pro-Forma
	December 31, 2012	December 31, 2012	Adjustments		Consolidated

Revenue	$ -	$ 1,267,028	$ -		$ 1,267,028
Cost of sales	-	706,513			706,513

Gross profit	-	560,515	-		560,515

Operating expenses:
Executive compensation	-	375,800	-		375,800
Stock-based compensation - executive	-	755,190	-		755,190
Stock-based compensation - professional	-	133,116	-		133,116
Contract labor	-	480,477	-		480,477
Amortization and depreciation	-	17,505	-		17,505
General and administrative expenses	4,400	625,128	(4,400)	(1)	625,128
Total expenses	4,400	2,387,216	(4,400)		2,387,216

Loss from continuing operations	(4,400)	(1,826,701)	4,400		(1,826,701)

Other income (expense):
Interest income	-	1	-		1
Interest expense	-	(123)	-		(123)
Interest expense - related party	-	(72,160)	-		(72,160)
Loss on sale of asset	-	-	-		-
Total other expense	-	(72,282)	-		(72,282)

Net (loss)	$ (4,400)	$ (1,898,983)	$ 4,400		$ (1,898,983)

F-3

NOTES TO PRO-FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

OF

NOHO, INC. (WYOMING CORPORATION) AND

DOLCE BEVUTO, INC. (NEVADA CORPORATION)

1.  BASIS OF PRESENTATION FOR PRO-FORMA FINANCIAL STATEMENTS

On April 1, 2013, Noho, Inc., a Wyoming Corporation, (“DRNK”) acquired 100% of Dolce Bevuto, Inc., a Nevada Corporation, (“DB”) in exchange for a total of 12,713,763 restricted shares of DRNK’s common stock. Additionally, former management agreed to cancel 19,760,000 shares of DRNK’s common stock.

The unaudited pro-forma condensed consolidated financial statements have been developed from the unaudited records of DRNK for the six months ended June 30, 2012 and for the year ended December 31, 2012 and the unaudited records of DB for the six months ended June 30, 2012 and the audited records of DB for the year ended December 31, 2012.

The unaudited pro-forma condensed consolidated statement of operations is based upon the historical financial statements of DRNK and DB, after giving effect to the acquisition.  The unaudited pro-forma condensed consolidated statement of operations is presented as if the acquisition had occurred at the beginning of the period.

2.  PRO-FORMA ADJUSTMENTS

The pro-forma adjustments included in the unaudited condensed consolidated financial statements are as follows:

(1)	Net effect of the elimination of all of the expenses of DRNK.

F-4